Exhibit 10.39

EXECUTION VERSION

SECOND AMENDMENT TO THE FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of December 1, 2015, is entered into by and among the following parties:

(i)    FLEETCOR FUNDING LLC, as Seller (the “Seller”);

(ii)    FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC, as Servicer (the “Servicer”);

(iii)    PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Committed Purchaser, as the sole Swingline Purchaser and as the Purchaser Agent for its Purchaser Group;

(iv)    CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (“CACIB”), as a Committed Purchaser and as the Purchaser Agent for its and Atlantic’s Purchaser Group;

(v)    ATLANTIC ASSET SECURITIZATION LLC (“Atlantic”), as a Conduit Purchaser for CACIB’s Purchaser Group;

(vi)    WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells”), as a Committed Purchaser and as the Purchaser Agent for its Purchaser Group;

(vii)    REGIONS BANK (“Regions”), as a Committed Purchaser and as the Purchaser Agent for its Purchaser Group;

(viii)    THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (“BTMU”), as a Committed Purchaser and as the Purchaser Agent for its and Victory’s Purchaser Group;

(ix)    VICTORY RECEIVABLES CORPORATION (“Victory”), as a Conduit Purchaser for BTMU’s Purchaser Group;

(x)    SUMITOMO MITSUI BANKING CORPORATION (“SMBC”), as a Committed Purchaser;

(xi)    MANHATTAN ASSET FUNDING LLC (“Manhattan”), as a Conduit Purchaser for SMBC’s Purchaser Group;

(xii)    SMBC NIKKO SECURITIES AMERICA, INC. (“SMBC Nikko”), as the Purchaser Agent for SMBC’s and Manhattan’s Purchaser Group; and

(xiii)    PNC BANK, NATIONAL ASSOCIATION, as Administrator (in such capacity, the “Administrator”); and

BACKGROUND

A. The parties hereto are parties to that certain Fifth Amended and Restated Receivables Purchase Agreement dated as of November 14, 2014 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”). Capitalized terms used and not otherwise defined herein have the respective meaning assigned to such terms in the Receivables Purchase Agreement.

B. PNC, as assigning Committed Purchaser desires to sell, transfer and assign to the Purchasers in each of CACIB’s Purchaser Group, Wells’s Purchaser Group, Regions’s Purchaser Group, BTMU’s Purchaser Group and SMBC’s Purchaser Group (each such Purchaser, an “Assignee Purchaser” and, collectively, the “Assignee Purchasers”), and each Assignee Purchaser desires to purchase, receive and accept, a portion of all outstanding Purchases heretofore made by PNC; and

C. The parties hereto desire to amend the Receivables Purchase Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended as follows:

(a) The definition of “Purchase Limit” set forth in Exhibit I to the Receivables Purchase Agreement is hereby amended by replacing the amount “$1,200,000,000” where it appears therein with the amount “$950,000,000” therefor.

(b) Schedule V to the Receivables Purchase Agreement is hereby replaced in its entirety with Schedule V attached hereto.

SECTION 2. Rebalancing of Capital. At or before 3:00 p.m. (New York time) on the date hereof, each Assignee Purchaser shall pay to PNC the applicable amount set forth on the flow of funds memorandum attached hereto as Exhibit A opposite such Assignee Purchaser’s (or its Purchaser Agent’s) name (such amounts, collectively, the “Total Purchase Price”) representing a portion of the aggregate outstanding Capital amount of PNC. The payments made pursuant to this section shall be made in accordance with the wire instructions provided by PNC. Upon receipt by the PNC of the Total Purchase Price, PNC hereby sells, transfers and assigns to the Assignee Purchasers, without recourse, representation or warranty, and each Assignee Purchaser hereby irrevocably takes, receives and accepts from PNC, its applicable portion of PNC’s Purchases and all related rights under the Receivables Purchase Agreement and the other Transaction Documents with respect thereto (collectively, the “Total Assigned Purchases”).

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SECTION 3. Representations and Warranties of the Seller and Servicer. Each of the Seller and the Servicer hereby represents and warrants, as to itself, to each of the Administrator, each Purchaser and each Purchaser Agent as follows:

(a) the representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date);

(b) no event has occurred and is continuing, or would result from the transactions contemplated hereby, that constitutes a Termination Event or an Unmatured Termination Event, and the Facility Termination Date has not occurred;

(c) the execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Receivables Purchase Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part; and

(d) this Amendment and the Receivables Purchase Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

SECTION 4. Effect of Amendment. All provisions of the Receivables Purchase Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein.

SECTION 5. Effectiveness. This Amendment shall be effective as of the date hereof and upon satisfaction of the following conditions precedent: (a) the Administrator’s receipt of (i) counterparts of this Amendment duly executed by each of the parties hereto and (ii) such other agreements, documents, opinions, and instruments as the Administrator shall request, (b) the payment in full and the receipt by PNC of the Total Purchase Price, in each case in accordance with Section 2 above and (c) the Aggregate Capital shall not be greater than the Purchase Limit after giving effect to this Amendment.

SECTION 6. Miscellaneous. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

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SECTION 7. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5 -1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

SECTION 8. Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Receivables Purchase Agreement.

SECTION 9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.

[SIGNATURES BEGIN ON NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

FLEETCOR FUNDING LLC, as Seller

By: /s/ Steven Pisciotta

Name: Steven Pisciotta

Title: Treasurer

FLEETCOR TECHNOLOGIES OPERATING

COMPANY, LLC, as Servicer

By: /s/ Steven Pisciotta

Name: Steven Pisciotta

Title: Treasurer

Second Amendment to Fifth Amended and

Restated Receivables Purchase Agreement

(FleetCor)

PNC BANK, NATIONAL ASSOCIATION,

as a Committed Purchaser and as Purchaser Agent

for its Purchaser Group

By: /s/ Mark Falcione

Name: Mark Falcione

Title:   Executive Vice President

Second Amendment to Fifth Amended and

Restated Receivables Purchase Agreement

(FleetCor)

CREDIT AGRICOLE CORPORATE AND

INVESTMENT BANK, as a Committed Purchaser

and as Purchaser Agent for its and Atlantic Asset

Securitization LLC’s Purchaser Group

By /s/ Konstantina Kourmpetis

Name: Konstantina Kourmpetis

Title:   Managing Director

By: /s/ Sam Pilcer

Name: Sam Pilcer

Title: Managing Director

ATLANTIC ASSET SECURITIZATION LLC,

as a Conduit Purchaser for Credit Agricole

Corporate and Investment Bank’s Purchaser Group

By /s/ Konstantina Kourmpetis

Name: Konstantina Kourmpetis

Title:   Managing Director

By: /s/ Sam Pilcer

Name: Sam Pilcer

Title: Managing Director

Second Amendment to Fifth Amended and

Restated Receivables Purchase Agreement

(FleetCor)

WELLS FARGO BANK,

NATIONAL ASSOCIATION,

as a Committed Purchaser and as Purchaser Agent

for its Purchaser Group

By: /s/ Eero Maki

Name: Eero Maki

Title: Senior Vice President

Second Amendment to Fifth Amended and

Restated Receivables Purchase Agreement

(FleetCor)

REGIONS BANK, as a Committed Purchaser and

as Purchaser Agent for its Purchaser Group

By: /s/ Linda M. Hartis

Name: Linda M. Hartis

Title: Senior Vice President

Second Amendment to Fifth Amended and

Restated Receivables Purchase Agreement

(FleetCor)

SUMITOMO MITSUI BANKING

CORPORATION, as a Committed Purchaser

By: /s/ David W. Kee

Name: David W. Kee

Title: Managing Director

MANHATTAN ASSET FUNDING COMPANY

LLC, as a Conduit Purchaser for Sumitomo Mitsui

Banking Corporation’s Purchaser Group

By: MAF Receivables Corp., Its Member

By: /s/ Irina Khaimova

Name: Irina Khaimova

Title: Vice President

SMBC NIKKO SECURITIES AMERICA, INC.,

as Purchaser Agent for Sumitomo Mitsui Banking

Corporation’s and Manhattan Asset Funding LLC’s

Purchaser Group

By: /s/ Yukimi Konno

Name:   Yukimi Konno

Title: Managing Director

Second Amendment to Fifth Amended and

Restated Receivables Purchase Agreement

(FleetCor)

THE BANK OF TOKYO-MITSUBISHI UFJ,

LTD., NEW YORK BRANCH, as a Committed

Purchaser

By: /s/ Frank Brown

Name: Frank Brown

Title: Managing Director

VICTORY RECEIVABLES CORPORATION,

as a Conduit Purchaser for The Bank of Tokyo-

Mitsubishi UFJ, Ltd., New York Branch’s

Purchaser Group

By: /s/ David. V. Angelis

Name:   David V. Angelis

Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ,

LTD., NEW YORK BRANCH, as Purchaser

Agent for its and Victory Receivables Corporation’s

Purchaser Group

By: /s/ Eric Williams

Name: Eric Williams

Title: Managing Director

Second Amendment to Fifth Amended and

Restated Receivables Purchase Agreement

(FleetCor)

PNC BANK, NATIONAL ASSOCIATION,

as Administrator

By: /s/ Mark Falcione

Name: Mark Falcione

Title:    Executive Vice President

Second Amendment to Fifth Amended and

Restated Receivables Purchase Agreement

(FleetCor)

SCHEDULE V

PURCHASER GROUPS AND COMMITMENTS

Purchaser Group of PNC Bank, National Association
Party	Capacity	Commitment
PNC Bank, National Association	Committed Purchaser	$370,000,000
PNC Bank, National Association	Purchaser Agent	N/A
Purchaser Group of Wells Fargo Bank, National Association
Party	Capacity	Commitment
Wells Fargo Bank, National Association	Committed Purchaser	$160,000,000
Wells Fargo Bank, National Association	Purchaser Agent	N/A
Purchaser Group of Credit Agricole Corporate and Investment Bank
Party	Capacity	Commitment
Atlantic Asset Securitization LLC	Conduit Purchaser	N/A
Credit Agricole Corporate and Investment Bank	Committed Purchaser	$140,000,000
Credit Agricole Corporate and Investment Bank	Purchaser Agent	N/A
Purchaser Group of Regions Bank
Party	Capacity	Commitment
Regions Bank	Committed Purchaser	$80,000,000
Regions Bank	Purchaser Agent	N/A
Purchaser Group of The Bank of Tokyo-Mitsubishi UFJ, Ltd.
Party	Capacity	Commitment
Victory Receivables Corporation	Conduit Purchaser	N/A
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	Committed Purchaser	$100,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	Purchaser Agent	N/A

Schedule V-1

Purchaser Group of Sumitomo Mitsui Banking Corporation
Party	Capacity	Commitment
Manhattan Asset Funding Co., LLC	Conduit Purchaser	N/A
Sumitomo Mitsui Banking Corporation	Committed Purchaser	$100,000,000
SMBC Nikko Securities America, Inc.	Purchaser Agent	N/A

Schedule V-2

EXHIBIT A

FLOW OF FUNDS MEMORANDUM

Exhibit A-1